March 6, 1996

          Securities & Exchange Commission
          ATTN:  Filing Desk
          450 Fifth Street, NW
          Washington, DC  20549

                                   Re:  Madison Bond Fund, Inc.
                                        Registration No. 33-31800

          Dear Sir,

               Enclosed is the proxy material for our Annual Meeting scheduled for Wednesday, May 1, 1996. Funds in the amount of $125.00 have been forwarded via FEDWIRE. There have been no material changes in the proxy information for 1996.

               The filing is made pursuant to Regulation Section 14a-6 of the Securities Act. The final version will be mailed to shareholders on approximately April 2, 1996.

                                   Sincerely,


                                   Katherine L. Frank
                                   Vice President


        KLF:bf



                                MADISON BOND FUND, INC.
                                6411 MINERAL POINT RD.
                                  MADISON, WI  53705
                                    (608) 273-2020
                                    (800) 767-0300



                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

            To the Shareholders of
              MADISON BOND FUND, INC.

                    NOTICE  IS HEREBY  GIVEN  That  the Annual  Meeting  of
            Shareholders of MADISON BOND FUND, Inc. (the "Fund") will be held at the Radison Inn, 517 Grand Canyon Drive, Madison, Wisconsin, on Wednesday, May 1, 1996, at 4:00 p.m. for the following purposes:

                 1. To elect four  (4) directors  to serve  until the  next
                    Annual Meeting of Shareholders, or until their successors are duly elected and qualified; and
                 2. To  approve  or  disapprove  the  continuation  of  the
                    Investment Advisory Agreement between the Fund and Madison Investment Advisors, Inc.; and
                 3. To ratify or reject the selection of  Williams, Young &
                    Associates as auditors of the Fund for the fiscal year ending December 31, 1996; and
                 4. To transact any other business as may properly come
                    before the meeting or any adjournments thereof.
                                       IMPORTANT

                 Your  vote is important and all Shareholders  are asked to be present in person or by proxy. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return the enclosed proxy as soon as possible using the enclosed stamped envelope. Sending the proxy will not prevent you from personally voting your shares at the Meeting since you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at anytime before it is voted.

                             By   Order   of  the   Board   of Directors,



                             Katherine L. Frank
                             Vice President/Secretary


            Madison, Wisconsin
            April 2, 1996




                               MADISON BOND FUND, INC.
                               6411 MINERAL POINT RD.
                                 MADISON, WI  53705

                                   PROXY STATEMENT
              The enclosed proxy is being solicited by and on behalf of the Board of Directors of Madison Bond Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the Radisson Inn, 517 Grand Canyon Drive, Madison, Wisconsin on Wednesday, the 1st of May, 1996 at 4:00 p.m. and at any and all adjournments of such meetings.

                                 PROXY SOLICITATION
              Proxies will be solicited by mail. In addition to solicitation by mail, certain officers and employees of the Fund may solicit by telephone, telegraph and personally; however, such additional solicitation, if any, will be limited in scope. The cost of the solicitation including preparing, assembling and mailing the Proxy Statement will be borne by the Fund. The Notice of Annual Meeting, this Proxy and the accompanying form Proxy were first mailed to shareholders of the Fund on or about April 2, 1996.

                    VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS
               The securities of the Fund entitled to vote are full and partial shares of Common Stock ($.01 par value). At the close of business on February 28, 1996, the record date for the Annual Meeting, there were issued, outstanding, and paid 247,941.127 shares of Common Stock of the Fund, each full and fractional share is entitled to a full and fractional vote on all matters submitted to shareholders. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting or at any adjournment or adjournments thereof. Abstentions and broker non-votes will be included to establish a quorum. However, they will not represent an affirmative vote. Voting results will be reported in the Fund's semi-annual report.

                                       VOTING
               Shares cannot be voted at the meeting unless the owner of record at the close of business on the record date for the Annual Meeting is present to vote either in person or is represented by a duly executed proxy. Any shareholder giving a proxy has the power to revoke it by advising the Secretary of the Fund of such revocation in writing (by subsequent proxy or otherwise) at any time before it is voted. Unless a proxy is revoked, mutilated or received by the Management of the Fund in such a form as to render it not votable, all shares represented by valid proxies received by the Management of the Fund prior to the time they are voted will be voted in accordance with the directions thereon. Proxies containing no specific direction will be voted as follows:

              1. For the selection of the nominees named in the Proxy Statement as directors; and

              2. For the approval of the Investment Advisory Agreement between the Fund and Madison Investment Advisors, Inc.; and
              3. For the ratification of the selection of Williams, Young & Associates as auditors of the Fund for the year ended December 31, 1996.

                        REMUNERATION OF DIRECTORS & OFFICERS
              During the fiscal year ended December 31, 1995, the Fund paid the following remuneration to the following group for services rendered:

                                        Securities
                                        or Property                 Total
                                        Pension or       Estimated  Compensation
                                        Retirement       Annual     From Fund
        Name of            Aggregate    Benefits Accrued Benefits   and Fund
        Person,           Compensation  As Part of Fund  Upon       Complex Paid
        Position           From Fund    Expenses         Retirement to Directors

        *Frank E. Burgess      None     None             None       None
         Director, President

         James R. Imhoff, Jr. $1000     None             None       $3,000
         Director

         Edmund B. Johnson    $1000     None             None       $3,000
         Director

         Lorence D. Wheeler   $1000     None             None       $3,000
         Director

          *All  "interested"  directors  and  officers  of  the  Fund   are
          compensated by the Advisor as specified by the investment advisory agreement. See "Approval or Disapproval of Investment Advisory Agreement", page 3, with regard to compensation paid to the Fund's Advisor.


                               PURPOSE OF THE MEETING

         (1)  Election of Directors
         --------------------------


               Action is to be taken with respect to the election of the entire Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.
               The table identifies the nominees for election as directors of
         the Fund.   Each nominee has  consented to be  named in this  Proxy
         Statement and to serve, if elected. As of the date of the Proxy Statement, Management has no reason to believe that any of the named nominees will be unable to serve. Executive officers of the Fund are elected annually by the Board of Directors.

               The Management of the Fund intends to nominate the persons named in the following table, which sets forth the name, principal occupation, address, the current position held with the Fund, and the approximate number of shares of common stock of the Fund beneficially owned, directly or indirectly, by each nominee as of the close of business on February 28, 1996.

                                Directors of the Fund
                                ---------------------
                                                                 Shares of
                                                                 Common
                                                                 Stock
                                                                 Beneficially
     Name, Principal Occupation          Position with           Owned Directly
     and Address (1)                     the Fund         Age    or Indirectly
     --------------------------          -------------    ---    ------------


     *Frank E. Burgess                       Director      53    3351
       President and Director
       of Madison Investment
       Advisors, Inc., the Fund's
       Investment Advisor, 6411 Mineral
       Point Rd., Madison, WI  53705
      James R. Imhoff, Jr.                   Director      51
       President and Director
       First Realty Group, Inc.
       429 Gammon Place
       Madison, WI  53719
       Director of Park Bank of Madison
      Edmund B. Johnson                      Director      74
       Vice President and Director
       of Medix of Wisconsin, Inc.
       Medix is a medical supply company.
       3302 Valley Creek Circle
       Middleton, WI  53562
      Lorence D. Wheeler                     Director      58
       President of Credit Union
       Benefits Services, Inc.
       Box 431, Madison, WI  53701-0431.

         * Directors who are "interested persons" of the Fund as defined in the Investment Company Act of 1940 by reason of being an officer and/or director of the Fund's advisor, Madison Investment Advisors, Inc.

         (1) All Directors have served since the Fund's inception.

               Executive officers of the Fund are elected annually by the Board of Directors.

               The Management of the Fund recommends you vote FOR the directors nominated in the above table.


                           Officers of the Fund
                           --------------------

          Name and Business History       Office         Age       First Elected
          ------------------------       ------        -----       -----------

          Frank E. Burgess                President       53        1990
          President and Director
          of Madison Investment
          Advisors, Inc., the Fund's
          Investment Advisor, 6411 Mineral
          Point Rd., Madison, WI  53705

          Chris Berberet                  Treasurer       36        1994
          Vice President, Madison
          Investment Advisors, Inc.
          Prior to joining Advisor,
          he was associated with ELCA
          Board of Pensions in
          Minneapolis, MN.

          Katherine L. Frank          Vice President,     35        1990
          Vice President, Madison In-     Secretary
          vestment Advisors, Inc.,
          Previously with Wayne Hummer
          & Co., Chicago, IL.

          Jay R. Sekelsky             Vice President      36        1991
          Vice President, Madison
          Investment Advisors, Inc. the
          Advisor to the Fund, since 1990.
          Previously with Wellington
          Management of Boston.

          Jacqueline A. Stoppleworth Assistant Secretary  32        1994
          Controller, Madison Investment
          Advisors, Inc.  With Madison
          Investment Advisors, Inc. since
          1988.


         (2)  Approval or Disapproval of the Investment Advisory Agreement
         -----------------------------------------------------------------


                Action is to be taken with respect to the approval of the investment advisory agreement ("Agreement") between the Fund and its Advisor, Madison Investment Advisors, Inc. (the "Advisor") until the next annual meeting of shareholders in April or May 1997.

               Under the Agreement originally dated October 16, 1989, and amended on February 4, 1992 Madison Investment Advisors, Inc. furnishes the Fund with continuous investment service and management. The Agreement as amended was approved at the last shareholder meeting on April 20, 1995. The Board of Directors, including the directors who are not "interested persons" of the Advisor, formally extended the Agreement as amended at a Director's meeting called for that purpose.

                Under the terms of the contract the Advisor is paid a quarterly fee based on the net asset value of the Fund, as determined by the appraisals made as of the close of each business day. On an annualized basis, the fee is five-tenths of one percent (.50%) of the total net assets of the Fund. During the period ended December 31, 1995, the Advisor received $30,159 in fees from the Fund.

              The Advisor, at its own expense and without reimbursement from the Fund furnishes office space, office facilities, executive officers and overhead expenses for managing the assets of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities and fees paid for attendance at Board meetings to directors who are not "interested persons" of the Advisor or officers or employees of the Fund. The Fund bears all other expenses of its operations, subject to certain expense limitations.

              The Advisor has undertaken to reimburse the Fund to the extent that expenses, including the investment advisory fee but excluding interest, taxes and brokerage commissions, exceed 2% of the net asset value as determined by appraisals made as of the close of each business day of the year. The Fund is not subject to any individual state expense limitations at this time. The Advisor will offset on a quarterly basis against its fee any such expenses in excess of the expense limitations. The Advisor was not required to reimburse the Fund in 1995 as the Fund's expenses were within the 2% limitation.

             The Agreement is not assignable and may be terminated by the Fund (by action of its Board of Directors or by vote of a majority of its outstanding voting securities) or by the Advisor, without penalty, on sixty (60) days written notice. Otherwise, this Agreement continues in effect so long as it is approved annually by the Directors of the Fund who are not "interested persons" of the Advisor, cast in person at a meeting called for the purpose of voting on such approval, and by either the Board of Directors or by a majority of the outstanding shares of the Fund.

         Frank E. Burgess, who is President and a Director of the Fund, is President, Treasurer and a Director of the Advisor. Mr. Burgess is the majority shareholder of the Advisor. Katherine L. Frank, who is Vice President and Secretary of the Fund, is also Vice President of the Advisor. Jay R. Sekelsky, who is Vice President of the Fund, is also Vice President of the Advisor. Chris Berberet who is Treasurer of the Fund, is also Vice President of the Advisor. Jacqueline A. Stoppleworth who is Assistant Secretary of the Fund, is also Controller of the Advisor. All of the above may be contacted at 6411 Mineral Point Road, Madison, Wisconsin 53705. The Advisor also manages Bascom Hill Investors, Inc. with total net assets of $11.9 million and Bascom Hill BALANCED Fund, Inc. with total net assets of $10.9 million as of December 31, 1995.


              The Management of the Fund recommends you vote FOR the approval of the Agreement.

         (3)  Ratification or Rejection of Selection of Auditors
         -------------------------------------------------------


             The Board of Directors, including the Directors of the Fund who are not "interested persons" as defined by the Investment Company Act of 1940, has selected Williams, Young & Associates, P.O. Box 8700, Madison, Wisconsin, 53708, independent certified public accountants, to act as auditors of the Fund for the fiscal year ending December 31, 1995. Williams, Young & Associates is expected to be present at the Annual Meeting to answer any appropriate questions.

              The Management of the Fund recommends that you vote FOR the selection of Williams, Young & Associates as auditors of the Fund for the fiscal year ending December 31, 1996.

         (4)  Other Matters
         ------------------


             The Management of the Fund knows of no other matter that may come before the Annual Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed Proxy form to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.


                                    SHAREHOLDER PROPOSALS

             Any shareholder proposal to be presented at the Annual Meeting of Shareholders held in 1997, must be received at the executive offices of the Fund on or before February 1, 1997.

                                    ANNUAL REPORT

               A copy of the Annual Report containing audited financial statements for the period ended December 31, 1995 was previously mailed to shareholders.
                                    By Order of the Board of Directors,


                                    Katherine L. Frank
                                    Vice President/Secretary